Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

8. Income Taxes

The following table presents details of the provision for (benefit of) income taxes and our effective tax rates (in thousands except percentages):

	Six Months Ended June 30,
	2017	2016
Provision for (benefit of) income taxes	$(657)	$90
Effective tax rate	(4.9%)	0.6%

We account for income taxes according to ASC 740, Income Taxes, which, among other things, requires that we estimate our annual effective income tax rate for the full year and apply it to pre-tax income (loss) to each interim period, taking into account year-to-date amounts and projected results for the full year. The provision for (benefit of) income taxes consists of federal, foreign, state, and local income taxes. Our effective tax rate differs from the statutory U.S. income tax rate due to the effect of state and local income taxes, generally lower tax rates in foreign jurisdictions compared to the United States, certain nondeductible expenses, and the changes in valuation allowances against our deferred tax assets. Our effective tax rate could change significantly from quarter to quarter because of recurring and nonrecurring factors.

We evaluate whether to record a valuation allowance against our deferred tax assets by considering all available positive and negative evidence, using a “more likely than not” realization standard, including our cumulative losses, and the amount and timing of future taxable income. Based on our review, we will continue to maintain a full valuation allowance against our U.S. deferred tax assets.

The income tax benefit of $0.7 million for the six months ended June 30, 2017, primarily relates to a discrete tax benefit of $1.0 million related to a decrease in our valuation allowance against our deferred tax assets related to the Yhat acquisition, offset in part by U.S. and Czech tax expense from the sale of the intellectual property related to our products from the U.S. parent company to wholly owned subsidiaries outside the United States and from the Czech subsidiary to the U.S. parent company and other wholly owned subsidiaries outside the United States.

Neither we nor any of our subsidiaries are currently under examination from tax authorities in the jurisdictions in which we do business.

15. Income Taxes

The components of loss before provision for income taxes for the years ended December 31, 2014, 2015, and 2016 were as follows (in thousands):

	Year Ended December 31,
	2014	2015	2016
Domestic	$(20,403)	$(21,605)	$(24,741)
Foreign	110	333	691

Total	$(20,293)	$(21,272)	$(24,050)

The components of the provision for income taxes for the years ended December 31, 2014, 2015, and 2016 were as follows (in thousands):

	Year Ended December 31,
	2014	2015	2016
Current:
Federal	$—	$—	$—
State	14	1	6
Foreign	23	189	229

Total current income tax expense	37	190	235
Deferred:
Federal	$—	$—	$—
State	—	—	—
Foreign	(1)	(12)	(27)

Total deferred income tax benefit	(1)	(12)	(27)

Total	$36	$178	$208

For purposes of the reconciling our provision for income taxes at the statutory rate and our provision (benefit) for income taxes at the effective tax rate, a notional 34% tax rate was applied as follows (in thousands):

	Year Ended December 31,
	2014	2015	2016
Income tax (benefit) at federal statutory rate	$(6,903)	$(7,225)	$(8,177)
Increase/(decrease) in tax resulting from:
State income tax expense, net of federal	(252)	(589)	(716)
Foreign rate differential	(13)	(46)	(88)
Stock-based compensation	3,534	346	602
Change in valuation allowance	3,853	7,549	8,449
Other	(183)	143	138

Total	$36	$178	$208

Significant components of deferred income tax assets (liabilities) as of December 31, 2015 and 2016 were as follows (in thousands):

	As of December 31,
	2015	2016
Deferred revenue	$404	$812
Net operating losses	21,062	28,736
Accruals and reserves	390	75
State taxes	(762)	(1,131)
Deferred commissions	(1,949)	(1,837)
Stock-based compensation	145	690
Other	78	499
Valuation allowance	(19,355)	(27,804)

Net non-current deferred tax assets	$13	$40

We have evaluated the available positive and negative evidence supporting the realization of our gross deferred tax assets, including our cumulative losses, and the amount and timing of future taxable income, and have determined it is more likely than not that the assets will not be realized. Accordingly, we recorded a full valuation allowance against our U.S. federal and state deferred tax assets as of December 31, 2015 and 2016.

The change in the valuation allowance for the years ended December 31, 2014, 2015, and 2016 was as follows (in thousands):

	Year Ended December 31,
	2014	2015	2016
Beginning balance	$7,953	$11,806	$19,355
Increase in valuation allowance	3,853	7,549	8,449

Ending balance	$11,806	$19,355	$27,804

As of December 31, 2015 and 2016, our pre-tax unrecognized excess tax benefits of $11.0 million relating to stock-based compensation expense were not included in the deferred tax assets and will create a benefit to additional paid-in capital when recognized.

As of December 31, 2016, we had U.S. federal and state income tax net operating loss carryforwards of approximately $81.0 million and $53.0 million, respectively. The U.S. federal and state net operating losses will begin to expire in 2031 and 2024, respectively, unless previously utilized.

Pursuant to Section 382 of the Code, annual use of our net operating loss carryforwards may be limited in the event a cumulative change in ownership of more than 50% occurs within a three-year period. We determined that such an ownership change occurred. This ownership change resulted in limitations of the annual utilization of our net operating loss carryforwards, but did not result in permanent disallowance of any of our net operating loss carryforwards.

We have not provided for U.S federal and state income taxes on the undistributed earnings of foreign subsidiaries as of December 31, 2016 because such earnings are intended to be indefinitely reinvested. As of December 31, 2016, the cumulative unremitted foreign earnings that are considered to be permanently reinvested outside the United States and for which no U.S. taxes have been provided were approximately $1.2 million. The residual U.S. tax liability if such amounts were remitted would be nominal.

For the years ended December 31, 2014, 2015, and 2016, we have not recorded any uncertain tax positions. We do not anticipate any material change in the total amount of unrecognized tax benefits will occur within the next twelve months. We had no accrual for interest or penalties related to uncertain tax positions in our consolidated balance sheets as of December 31, 2015 and 2016, and have not recognized interest or penalties in our consolidated statement of operations and comprehensive loss for the years ended December 31, 2014, 2015, and 2016.

We are subject to taxation in the United States and various states and international jurisdictions. Our U.S. federal tax returns are open for examination for tax years 2013 and forward, and our state tax returns are open for examination for tax years 2012 and forward. Our tax returns for international jurisdictions are open for examination for tax years 2013 and forward.